Exhibit 99.1

Investor Presentation March 2018

Forward - Looking Statements This presentation (the “Presentation”) relates to Chicken Soup for the Soul Entertainment, Inc. (“CSS Entertainment” or the “ Com pany”), which completed its initial public offering in August 2017 pursuant to a qualified offering statement (“Offering Statement”) filed under Regulati on A as promulgated under the Securities Act of 1933, as amended (the “Act”). The offering circular (“Offering Circular”) comprising in part the Offering Sta tement is available at https:// www.sec.gov /Archives/ edgar /data/1679063/000114420417041252/v471417_partiiandiii.htm . The Company completed its acquisition of Screen Media Ventures, LLC in November 2017 as further described in the Company’s current report on Form 8 - K, initially filed on Novemb er 6, 2017 and amended on January 16, 2018 and January 17, 2018 (the “Screen Media 8 - K”). The purpose of this Presentation is to assist persons in their review of the business and plans of the Company . In addition to the information presented herein, you are advised to read the Offering Circular, which contains additional information, including information regarding the risks faced by the Company in its operations and the risks involved in an investment in the Company . The entire contents of this Presentation is qualified by the Offering Circular and the Screen Media 8 - K . This Presentation includes “forward - looking statements” and projections . CSS Entertainment’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements or projections as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements and projections include, without limitation, estimates and projections of future performance, which are based on numerous assumptions about sales, margins, competitive factors, industry performance and other factors which cannot be predicted . Therefore, the actual results of operations are likely to vary from the projections and the variations may be material and adverse . The projections should not be regarded as a representation or prediction that CSS Entertainment will achieve or is likely to achieve any particular results . CSS Entertainment cautions readers not to place undue reliance upon any forward - looking statements and projections, which speak only as of the date made . CSS Entertainment does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based . The Company uses a non - GAAP financial measure to evaluate its results of operations and as a supplemental indicator of our operating performance . The non - GAAP financial measure that the Company uses is Adjusted EBITDA . Adjusted EBITDA is considered a non - GAAP financial measure as defined by Regulation G promulgated by the Act, as amended . Due to the significance of non - cash and non - recurring expenses recognized in the years ended December 31 , 2016 and 2015 , and the likelihood of material non - cash and non - recurring expenses to occur in future periods, the Company believes that this non - GAAP financial measure will enhance the understanding of its historical and current financial results . Further, the Company believes that Adjusted EBITDA enables its board of directors and management to analyze and evaluate financial and strategic planning decisions that will directly effect operating decisions and investments . The presentation of Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by unusual or non - recurring items or by non - cash items . This non - GAAP financial measure should be considered in addition to, rather than as a substitute for, the Company’s actual operating results included in its consolidated financial statements . All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and CSS Entertainment’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks or trade names . The securities of CSS Entertainment are highly speculative . Investing in shares of CSS Entertainment involves significant risks, including those described in the Offering Circular . Nasdaq: CSSE 2

Investment Considerations Entertainment industry is being disrupted by streaming video Chicken Soup for the Soul is a globally - recognized, positive brand with a unique, actively engaged fan base Core production and distribution business provides a strong foundation for faster growing online video on - demand networks Transformative acquisition of Screen Media substantially enhances portfolio of assets, advances strategy, and increases revenue and EBITDA visibility Rapidly growing and diversified revenue streams and solid balance sheet Nasdaq: CSSE 3 2018 guidance of $36 million in revenue and $18 million in EBITDA

Chicken Soup for the Soul Entertainment Overview Chicken Soup for the Soul Entertainment (“CSS Entertainment”) provides online video on - demand (“VOD”) entertainment with brand consistent, positive content that is advertising - supported and subscription - based. CSS Entertainment supports this business through traditional distribution and production of television series. • Television and online video series that bring out the best in the human spirit • Funded by outside parties covering more than the production costs Production • Worldwide Television series and films • Rights to more >1,200 TV series and feature films • One of the largest independently - owned content libraries in the world • Assets valued at $31M Traditional Distribution • Advertiser supported and subscription - based • Popcornflix : (“VOD”) network with rights to >3,000 films & 60 TV series • A Plus: positive journalism, online network sharing written and video stories Online Video On - Demand Networks Nasdaq: CSSE 4

Our Vision Accelerating our core, traditional media business to build a powerful portfolio of online, VOD networks and assets Nasdaq: CSSE 5 Production & Traditional Distribution Solid core of traditional entertainment assets November 2017 Future • Advertising - supported and subscription - based online video on - demand networks • Build a network of networks • Market across multiple networks to grow audience • Utilize technology platforms to control infrastructure costs Transformative Acquisition of Screen Media Accelerates move to digital online entertainment Digital Entertainment Experience Creates new revenue streams in new markets Start • Producing TV & online video series • Series funded by outside parties covering more than production costs • Market well - known, highly regarded brand • Acquired one of the world’s largest, independent TV and Film libraries • Acquired Direct - to - Consumer (“DTC”) online video platform with 15M active users • Purchase price: ~$5.1M (1x EBITDA) • Screen Media FY2017 revenue of $12M and EBITDA of $5M

Brand Strength

BRAND FACTS

>250 Book Titles
Published over 25 years

25,000+ Stories
Published

500M Books
Sold worldwide

10-12 New Titles
Published each year

(a) Includes impressions, video views, and podcast downloads

Chicken Soup for the Soul stands for hope, comfort and positivity with a highly-prized female demographic.

A Plus provides positive journalism.

Combined Content Views

- >8B content views[a] for 2017
- ~1.15 B content views[a] in November 2017
- Content views increased 8x since September 2016

Combined Social Media

- 3.7M combined highly-engaged Facebook fans
- 80% of social media followers are female

Chicken Soup for the Soul a plus popcornflix

YouTube

CSS Brand Awareness

89%

Chicken Soup for the Soul Nasdaq: CSSE

6

CSS Entertainment Ecosystem Nasdaq: CSSE 7 Our Ecosystem Digital Footprint Global Distribution Independent Film Library OTT ( PopcornFlix , FrightPix , Comedy and Kids) TV Networks & Production Companies

Opportunity Technology has fundamentally disrupted the structure and economics of the entertainment and media industry. Consumers are going online for video consumption. Capitalizing on Opportunities TV networks seeking low - cost content and new revenue streams Advertisers seeking new ways to reach consumers Facebook’s ongoing modifications to algorithms Consumers seeking alternatives for video content consumption (DTC, OTT, VOD) Nasdaq: CSSE 8

Operating Metrics • Consumers: ad - supported and subscription - based • Advertising minutes filled • eCPM • Subscription price • Continue producing TV series using profitable business model • Create content for online video on - demand networks • Lower content costs • Generate revenue and profit as networks grow Monetize through Production & Traditional Distribution Grow online video on - demand networks under CSS brand • Library has grown to over 111 30 - minute original episodes to date Expand Online VOD Offerings Accelerate VOD growth by selectively acquiring: • Content libraries • Digital publishers with related content • Stand - alone video on - demand networks Acquisitions Build and expand online video on - demand networks while using traditional distribution and series production to generate current revenue and EBITDA Nasdaq: CSSE 9 Growth Plan

Video On - Demand Online Network: Overview Nasdaq: CSSE 10 CSS Network Existing Networks Networks to Be Built and/or Acquired* TBD TBD

Video On - Demand Online Networks: Overview Nasdaq: CSSE 11 Build and expand online video on - demand networks to create a network of networks • Offer advertising - supported and subscription - based online video on - demand networks • Market across multiple networks to grow audience and lower customer acquisition costs • Share technology costs • Segment and reuse content to create critical content at a lower cost Existing Networks Themes for Networks to be Built and/or Acquired • Advertising - supported online video on - demand network delivering positive journalism • Animals/Pets • Education • Food & DIY • Inspirational Movies • Advertising - supported online video on - demand network with five channels • Family, Kids, Relationships • Wellness/Self Help • Travel • Live Theater

Video On - Demand Online Networks: Popcornflix 15M 25M+ 56 180M+ Active Users Ad Requests Countries App Downloads • Advertising - based direct - to - consumer (“DTC”) video network • Has a critical mass of content • Five advertising - based DTC video on - demand networks • Available online and through Apple iOS, Android, Roku, Amazon, YouTube, and more • eCPMs increasing • Also delivers CSS Entertainment - produced content 85% sell - out rate in 2017 Active and growing consumer engagement Nasdaq: CSSE 12

Video On - Demand Online Networks: APlus.com • Network devoted to spreading the message of positive journalism and storytelling through articles and videos that focus on our shared humanity • Co - founded in 2014 by Ashton Kutcher • CSS Entertainment has exclusive distribution agreement for all content • Extensive distribution reach online and through social media • Develops premium written and video content for leading brands ~919M Content Views in Nov 2017 480M+ Combined Followers 70% Millennial Audience Nasdaq: CSSE 13

Traditional Distribution Overview • Distributing television series and films worldwide • Monetize content through theatrical, home video, pay - per - view, free, cable and pay television, video - on - demand, and new digital media platforms • One of the largest independently owned content libraries in the world with rights to more than 1,200 TV series and feature films Nasdaq: CSSE 14

Production Overview • Profitable , de - risked business model • Third - party committed funding secured prior to production : sponsorships, advertising, and product integration from corporations, foundations, and networks (cable, broadcast, online) • Hire independent producers to produce for a fixed fee • Retain and monetize valuable back - end rights • Use produced content to grow online video on - demand networks Nasdaq: CSSE 15

Production: TV Series

Currently On-Air / In Production

Title	Theme	Network
Chicken Soup for the Soul's Hidden Heroes	Kindness	The CW
Being Dad	Parenting	Coming Soon
Vacation Rental Potential	Travel, Home	A&E, FYI
The New Americans	Compassion	The CW, APlus.com

In Development

A growing pipeline of long- and short-form projects in various stages of development covering a variety of themes including, but not limited to:

Working title	Theme
The Fixer	Millennials, Finance
RAK'd	Social Experiment, Kindness
Hero House	Home, Veterans
Animal Rescue Live	Pets
Cities, Burbs or Sticks	Real Estate, Travel, Home
Secret Life of Babies	Parenting, Comedy
Weird History of Cool Stuff	Lifestyle, History, Science
Brighter Things	News
MoneyCenter	Magazine, Finance
Behind the Seams	Social Experiment, Documentary
New Leash on Life	Pets
No Restaurant Required	Epicurean, Travel
Pet Caves	Pets
American Women	Social Experiment
Late Night Snack	Epicurean, Home

Chicken Soup for the Soul Nasdaq: CSSE
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Production: Sponsors Sponsorship from household names is an important source of funding that is secured prior to production… Consumers recognize brands in a positive light when associated with uplifting, authentic content. Nasdaq: CSSE 17

HOLLY BAKER Production: Case Study Nasdaq: CSSE 18

Summary Balance Sheets Nasdaq: CSSE 19 Total Assets Total Liabilities Total Equity Solid balance sheet and significant liquidity as of 9/30/17 • $10M in cash • $4.5M undrawn line of credit • Cash flow positive • Used $4.9M of cash as part of Screen Media acquisition • No debt • $4.5M undrawn line of credit • ~12.5M fully diluted shares • Issued 35,000 shares of Class A common and 50,000 Class Z warrants at $12/share as part of Screen Media acquisition $11.8 $33.4 $58.1 12/31/16 9/30/17 9/30/17PF $8.2 $3.5 $7.6 12/31/16 9/30/17 9/30/17PF $ in millions $3.6 $29.9 $50.5 12/31/16 9/30/17 9/30/17PF

Investment Considerations Entertainment industry is being disrupted by streaming video Chicken Soup for the Soul is a globally - recognized, positive brand with a unique, actively engaged fan base Core production and distribution business provides a strong foundation for faster growing online video on - demand networks Transformative acquisition of Screen Media substantially enhances portfolio of assets, advances strategy, and increases revenue and EBITDA visibility Rapidly growing and diversified revenue streams and solid balance sheet 20 2018 guidance of $36 million in revenue and $18 million in EBITDA

Experienced Management Team

William J. Rouhana, Jr.	**Chairman and Chief Executive Officer, CSS Entertainment**

- Leader in the media, entertainment and communications industries for more than 35 years
- Acquired CSS in 2008 and became CEO
- Founder and CEO of Winstar Communications, a wireless broadband pioneer with $1 billion revenue, and Winstar New Media 1993-2001
- Acquired media companies including Virgin Vision, a Virgin Group global film distribution venture
- As an entertainment and finance lawyer, developed new film financing models for major producers such as Blake Edwards
- Founder of The Humpty Dumpty Institute, Global Creative Forum and International Film Exchange
- B.A., Colby College, currently trustee emeritus; J.D., Georgetown Law School

Scott W. Seaton	**Vice Chairman and Chief Strategy Officer, CSS Entertainment**

- 25 years of media and telecommunications investment banking experience
- Joined Chicken Soup for the Soul as COO in 2012
- Managing Director – Credit Suisse First Boston, Bank of America, Oppenheimer & Co.
- Past Board of Directors – Mediacom Communications Corp.
- A.B., Stanford University; M.B.A., Harvard University

Dan Pess	**Chief Financial Officer, CSS**

- 35 years financial experience in public and private companies
- Completed 4 IPO's and several mergers and acquisitions
- Joined Chicken Soup for the Soul as Chief Financial Officer in 2012
- B.S., Long Island University
- Certified Public Accountant

Chicken Soup for the Soul
Nasdaq: CSSE
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Experienced Management Team

Elana Sofko — **Chief Operating Officer, CSS Entertainment**

- 25 years of experience across multiple media platforms
- Vice President, Digital Business Development and Operations at World Wrestling Entertainment before joining CSS in 2016
- Previous experience at ESPN, Nokia, A&E Television Networks, Sirius Satellite Radio and News America Marketing
- B.A., University of Albany; MBA, University of Connecticut

Susan Kravitz — **Executive Vice President of Sales and Strategic Sponsorships, CSS Entertainment**

- 20+ years of experience as an accomplished sales leader and revenue generator
- Joined CSS Entertainment in 2018
- Former SVP of National Digital Sales at Townsquare
- Held senior sales roles at Discovery Communications, Meredith, OMD, Brightline
- Emmy award winner for her TV show "Aperture"
- B.A., Corporate Communications, Ithaca College

Michael Winter — **Senior Vice President of Development and Programming, CSS Entertainment**

- More than 15 years of experience in the television industry, specifically the development and production of successful unscripted television programming
- Director of Programming at Scripps Networks
- Previous experience at Jupiter Entertainment, Leopard Films, Versus Outdoor Life Network, MTV, TLC, VH1, DreamWorks and ABC
- B.A., American University

Lou Occhicone — **Senior Vice President of Business Affairs and Distribution, CSS Entertainment**

- 20+ years of programming, distribution and operations experience
- Joined CSS Entertainment in 2017
- Held senior consultative and executive positions at production and distribution companies driving content distribution globally
- M.A., Education, University of Connecticut

Chicken Soup for the Soul Nasdaq: CSSE 22

Accomplished Board Members

Fred Cohen

- 35-year media and entertainment veteran and industry icon
- Chairman of the International Academy of Television Arts & Sciences (Emmys); Chairman of its Foundation
- Former President of King World International Productions, EVP CBS Broadcast International, President HBO International
- Currently serves as strategic advisor to Harpo Productions on the international distribution of DR. OZ
- Director of Hopskoch.com, transmedia online marketing and game platform
- Chair Emeritus of PCI – Media Impact, a New York based international NGO
- B.A., The University of Michigan; M.S., Stanford University

Peter Dekom

- Over 40 years of media and entertainment legal, consulting and entrepreneurial experience
- Forbes top 100 lawyers in the United States; Premiere Magazine 50 most powerful people in Hollywood
- Formerly "of counsel" with Weissmann Wolff Bergman Coleman Grodin & Evall; partner with Bloom, Dekom, Hergott and Cook
- Clients include and have included George Lucas, Paul Haggis, Keenen Ivory Wayans, John Travolta, Ron Howard, Rob Reiner, Andy Davis, Robert Towne and Larry David; corporate clients include Sears, Pacific Telesis and Japan Victor Corporation (JVC)
- Prior Director of Imagine Films Entertainment, Will Vinton Studios, and Cinebase Software
- Member of the Academy of Television Arts and Sciences and Academy Foundation
- B.A., Yale; J.D., UCLA School of Law

Amy Newmark

- 30 years of media and telecommunications industry and investment banking experience
- Current Publisher, Editor-in-Chief and Author of Chicken Soup for the Soul
- Published more than 150 Chicken Soup for the Soul books since 2008
- Founded and managed successful hedge fund
- Managing Director – CJ Lawrence, top ranked telecom analyst
- 10 years of experience on various technology company boards
- A.B., Harvard University; CFA

Christina Weiss Lurie

- Multi-faceted career spans the worlds of sports, entertainment and philanthropy
- Owner of Philadelphia Eagles and founder of Eagles Charitable Foundation
- Two-time Oscar award-winning film producer
- Co-founder of independent film company, Tango Pictures
- B.A., Yale University

Diana Wilkin

- Over 20 years of experience in the media industry
- Managing Director of Twelve 24 Media, a broadcast and media consulting firm
- Former President of CBS Affiliate Relations, responsible for network agreements with all major broadcast television station groups
- B.S., University of Southern California

Chicken Soup for the Soul Nasdaq: CSSE 23